UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2016

PUBLIC STORAGE
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	95-3551121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

(818) 244-8080

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in Item 2.02 of this Form 8-K and the Exhibit attached hereto pursuant to Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.02Results of Operations and Financial Condition and Exhibits

On April 26, 2016, Public Storage (“Public Storage” or the “Company”) announced its financial results for the quarter ended March 31, 2016.  The full text of the press release issued in connection with the announcement is included in Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07Submission of Matters to a Vote of Security Holders

Four proposals were submitted to Public Storage shareholders for a vote at the 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) held on April 25, 2016.  The proposals are described in detail in our proxy statement for the 2016 Annual Meeting filed with the Securities and Exchange Commission on March 16, 2016.   The final results for the votes for each proposal are set forth below:

1.

Our shareholders elected eight trustees to the Board of Trustees (the “Board”) of Public Storage, to hold office until the 2017 Annual Meeting of Shareholders or until their successors are duly qualified and elected.  The votes for each nominee were as follows:

Name	For	Against	Abstain	Broker Non-Votes	Uncast
Ronald L. Havner, Jr.	136,601,505	9,027,562	4,341,411	7,297,874	-
Tamara Hughes Gustavson	91,529,484	58,153,258	287,736	7,297,874	-
Uri P. Harkham	144,709,880	5,169,859	88,288	7,297,874	2,451
B. Wayne Hughes, Jr.	143,347,415	6,545,669	77,394	7,297,874	-
Avedick B. Poladian	142,892,636	6,835,540	242,302	7,297,874	-
Gary E. Pruitt	147,338,181	2,392,315	239,982	7,297,874	-
Ronald P. Spogli	147,367,136	2,359,191	244,151	7,297,874	-
Daniel C. Staton	146,149,923	3,733,847	86,708	7,297,874	-

2.	Our shareholders approved the advisory vote on executive compensation. The votes were as follows:
For	Against	Abstain	Broker Non-Votes	Uncast
146,682,668	3,062,608	223,982	7,297,874	1,220

3.

Our shareholders ratified the appointment of Ernst & Young LLP as Public Storage’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  The votes were as follows:

For	Against	Abstain	Broker Non-Votes	Uncast
155,712,780	1,465,863	88,838	0	871

4.	Our shareholders approved the Public Storage 2016 Equity and Performance-Based Incentive Compensation Plan. The votes were as follows:
For	Against	Abstain	Broker Non-Votes	Uncast
143,949,773	5,365,457	654,421	7,297,874	827

Item 9.01Financial Statements and Exhibits

(c)Exhibits

Exhibit 99.1 – Press Release dated April 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2016

4
PUBLIC STORAGE

By: /s/ John Reyes
John Reyes Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Public Storage Earnings Press Release dated April 26, 2016.